UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):September 15, 2004

SUNTRUST BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia (Address of principal executive offices)	30308 (Zip Code)

Registrant's telephone number, including area code: 404-588-7165

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a joint press release issued by SunTrust Banks, Inc. ("SunTrust" or "the Registrant") and National Commerce Financial Corporation ("NCF") on September 15, 2004, announcing that: (i) the shareholders of NCF and SunTrust had approved the previously-announced merger between SunTrust and NCF (the "Merger"), and the issuance of SunTrust common stock to NCF shareholders in the Merger, respectively, and (ii) on September 14, 2004, the Federal Reserve Board had announced its approval of the Merger.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.    The following exhibit is filed herewith:

Exhibit Number	Description
99.1 -	Joint press release of SunTrust and NCF, issued on September 15, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Date: September 17, 2004

SUNTRUST BANKS, INC.
By: /s/ Raymond D. Fortin
Raymond D. Fortin Senior Vice President and General Counsel